SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) April 26, 2000

                                IOS Capital, Inc.
             (Exact name of registrant as specified in its charter)




        DELAWARE                      File No. 0-20405             23-2493042
      ------------                 ---------------------        ---------------
       (State or other              (Commission File             (IRS Employer
       jurisdiction of              Number)                      Identification
       incorporation)                                            Number)


              1738 Bass Road, Macon, Georgia                      31210
          (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (912) 471-2300
                                                            --------------



                                 Not Applicable
        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.
         ------------

         On April 26, 2000, the Registrant's parent, IKON Office Solutions, Inc. ("IKON"), announced results for the second quarter of fiscal year 2000. IKON's press release dated April 26, 2000 containing further detail is attached.

         On April 26, 2000, the Registrant's parent, IKON Office Solutions, Inc. ("IKON"), announced that James J. Forese has been named to the additional post of Chairman of IKON's Board of Directors. IKON's press release dated April 26, 2000 containing further detail is attached.

This Report includes or incorporates by reference information about the Registrant and/or IKON which may constitute forward-looking statements within the meaning of the federal securities laws, including, but not limited to: statements concerning IKON's expected revenue growth, cost savings and increased productivity and margins resulting from IKON's growth and productivity initiatives; and IKON's full year performance. Although the Registrant believes the expectations contained in such forward-looking statements are reasonable, it can give no assurances that such expectations will prove correct. Such forward-looking statements are based upon the Registrant's and/or IKON's current plans or expectations and are subject to a number of risks and uncertainties applicable to both the Registrant and IKON, including, but not limited to, risks and uncertainties relating to conducting operations in a competitive environment and a changing industry; delays, difficulties, management transitions and employment issues associated with consolidation of, and/or changes in business operations; managing the integration of existing and acquired companies; risks and uncertainties associated with existing or future vendor relationships; and general economic conditions. Certain additional risks and uncertainties are set forth in the Registrant's 1999 Annual Report on Form 10-K/A filed with the Securities and Exchange Commission. As a consequence of these and other risks and uncertainties, the Registrant's current plans, anticipated actions and future financial condition and results may differ materially from those expressed in any forward-looking statements.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

c.   The following exhibits are furnished in accordance with the provisions of
     Item 601 of Regulation S-K:

     (99) Press Release dated April 26, 2000

     (99.1) Press Release dated April 26, 2000

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                IKON OFFICE SOLUTIONS, INC.




                                                By:    /s/ HARRY KOZEE
                                                       ---------------
                                                       Harry Kozee
                                                       Vice President - Finance



Dated:  May 3, 2000